TRANSAMERICA FLEXIBLE INCOME

Summary Prospectus

March 1, 2011

Class	CLASS A	CLASS B	CLASS C	CLASS I
& Ticker	IDITX	IFLBX	IFLLX	TFXIX

This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at http://www.transamericafunds.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, dated March 1, 2011, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2010, are incorporated by reference into this summary prospectus.

Effective on or about March 21, 2011, the fund's name will change to Transamerica AEGON Flexible Income.

Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional and in the “Waivers and/or Reductions of Charges” section on page 128 of the fund’s prospectus and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	A	B*	C	I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares
	A	B*	C	I
Management fees	0.48%	0.48%	0.48%	0.48%
Distribution and service (12b-1) fees	0.35%	1.00%	1.00%	None
Other expenses[b]	0.26%	0.34%	0.20%	0.26%
Total annual fund operating expenses	1.09%	1.82%	1.68%	0.74%
Expense reduction[c]	0.10%	0.00%	0.00%	0.00%
Total annual fund operating expenses after expense reduction	0.99%	1.82%	1.68%	0.74%

* Not available to new investors.

a Annual fund operating expenses have been restated to reflect current contractual advisory fees.

b Other expenses do not include extraordinary expenses. If extraordinary expenses were included, other expenses would be 0.27%, 0.35%, 0.21%, and 0.27% for Class A, Class B, Class C and Class I, respectively.

c Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2012, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.00%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. In addition, TAM has contractually agreed, through March 1, 2012, to waive 0.10% of the 0.35% 12b-1 fee on Class A shares.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$571	$796	$1,038	$1,732
B+	$685	$873	$1,085	$1,946
C	$271	$530	$ 913	$1,987
I	$ 76	$237	$ 411	$ 918
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$571	$796	$1,038	$1,732
B+	$185	$573	$ 985	$1,946
C	$171	$530	$ 913	$1,987
I	$ 76	$237	$ 411	$ 918

+ Examples for Class B shares assume conversion into Class A shares eight years after purchase. Class B shares are not available to new investors.

The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the portfolio turnover rate was 120% of the average value of the fund's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the fund’s sub-adviser, invests, under normal circumstances, at least 80% of the fund’s net assets in fixed-income securities, including U.S. Government and foreign government bonds and notes (including emerging markets); mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations); corporate bonds of issuers in the U.S. and foreign countries (including emerging markets); convertible bonds and other convertible securities; bank loans and loan participations; structured notes; and preferred securities.

Under normal circumstances, at least 50% of the value of the fund’s assets will be invested in (a) debt securities which have a rating within the four highest grades as determined by Moody’s Investors Services, Inc. (“Moody’s”) (“Aaa, Aa, A or Baa”) or Standard & Poor’s Corporation (“S&P”) (“AAA, AA, A or BBB”); (b) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by S&P; or (d) cash or cash equivalents. Up to 50% of the value of the fund’s assets may be invested in other debt securities which are not rated by Moody’s or S&P or, if so rated, are not within the grades or ratings referred to above. The fund may engage in options and futures transactions, foreign currency transactions, and swap transactions. The fund may invest up to 20% of its total assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.

The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives.

By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

• Active Trading – Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. If a significant amount of the fund's assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

• Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

• Credit – If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. A default or downgrade will have a greater impact on subordinated securities.

• Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

• Interest Rate – Fixed-income securities have varying levels of sensitivity to changes in interest rates. In general, the price of a fixed-income security tends to fall when interest rates rise and can rise when interest rates fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

• Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

• Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The fund's investments in loans are also subject to prepayment or call risk.

• Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

• Mortgage-Related and Asset-Backed Securities – Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Structured Instruments – The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

• Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

• Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund’s performance has varied from year to year, and how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent any limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) – Class A

	Quarter Ended	Return
Best Quarter:	6/30/2009	12.36%
Worst Quarter:	12/31/2008	-12.66%

Average Annual Total Returns (periods ended December 31, 2010)1

	1 Year	5 Years	10 Years or Inception*
Class A (commenced operations on June 29, 1987)
Return before taxes	7.14%	3.62%	4.64%
Return after taxes on distributions[2]	4.89%	1.66%	2.69%
Return after taxes on distributions and sale of fund shares[2]	4.58%	1.89%	2.81%
Class B (Return before taxes only) (commenced operations on October 1, 1995)	6.60%	3.79%	4.57%
Class C (Return before taxes only) (commenced operations on November 11, 2002)	10.61%	4.01%	3.84%
Class I (Return before taxes only) (commenced operations on November 30, 2009)	12.88%	N/A	12.79%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	5.80%	5.84%

1 Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

2  The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

* Fund returns are for past 10 years or since inception, whichever is less. Index returns are for 10 years or since inception of oldest share class, whichever is less.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead) since 2008

Peter O. Lopez, Portfolio Manager (Lead) since 2008

Brian W. Westhoff, CFA, Portfolio Manager (Lead) since 2005

Derek S. Brown, CFA, Portfolio Manager (Co) since 2008

Greg D. Haendel, CFA, Portfolio Manager (Co) since 2008

Effective on or about March 21, 2011, the fund's sub-adviser and portfolio managers will be as follows:

Sub-Adviser:

AEGON USA Investment Management, LLC

Portfolio Managers:

Brian W. Westhoff, CFA, Portfolio Manager (Lead) since 2005

Bradley J. Beman, CFA, CPA, Portfolio Manager since 2011

Jim Schaeffer, Portfolio Manager since 2011

David Halfpap, Portfolio Manager since 2011

Rick Perry, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, or overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105. Shares may also be purchased through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. Class B shares are not available for purchase, including to existing Class B shareholders, except in the limited circumstances described in this prospectus under the section entitled “Shareholder Information – Buying Shares”.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MSPA0311FI